LAWSON ONE

             REPORT TO HYDROMER BOARD OF DIRECTORS DATED March 1998



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                                                                  March 18, 1998
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                              [LOGO] HYDROMER, Inc.
                              ---------------------


                Materials Prepared for Preliminary Discussion of
                      Valuation Issues in Connection with
                             the Target Acquisition


                              Howard, Lawson & Co.
            Two Penn Center Plaza, Philadelphia, Pennsylvania 19102
                 Telephone: 215-988-0010 Telefax: 215-568-0029

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                                                                  March 18, 1998
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                               Table of Contents

1. Summary Historical Financial Statements (Balance Sheets and Statements of Operations) for Hydromer and Target

2.   Analysis of Guideline Public Companies for Hydromer

3.   Analysis of Guideline Public Companies for Target

4.   Analysis of Guideline Acquisitions


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Howard, Lawson & Co.


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                                                                  March 18, 1998
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                    Summary Historical Financial statements
                 (Balance Sheets and statements of Operations)
                            for Hydromer and Target


The following pages summarize the balance sheets and income statements of Hydromer and Target for the last five years, and the latest twelve month period.


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Howard, Lawson & Co.

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                                                                  March 18, 1998
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                                 Hydromer, Inc.
                                 Balance Sheet
                                 ($ in 000's)

                                           -----------------------------------------------------------------------------
                                                                                        June 30,
                                                   1993              1994                 1995                 1996
                                           -----------------------------------------------------------------------------
ASSETS
  Current Assets
    Cash & Cash Equivalents                   $948     70.9%      $983     70.9%       $41      4.2%      $168     10.9%
    Trade Receivables, Net                     219     16.4%       198     14.3%       268     27.2%       624     40.7%
    Marketable Investment Securities             0      0.0%         0      0.0%       271     27.5%         0      0.0%
    Inventory                                   36      2.7%        43      3.1%        81      8.3%       171     11.2%
    Other Current Assets                        18      1.4%        14      1.0%        70      7.1%       107      7.0%
                                            ------              ------              ------              ------
  Total Current Assets                       1,221     91.3%     1,239     89.3%       732     74.2%     1,071     69.8%

  Net Property & Equipment                     111      8.3%       132      9.5%       183     18.6%       223     14.5%

    Other Assets
    Deferred Tax Asset                           0      0.0%         0      0.0%        61      6.2%       232     15.1%
    Other                                        6      0.4%        16      1.2%        10      1.0%        10      0.6%
                                            ------              ------              ------              ------
  Total Other Assets                             6      0.4%        16      1.2%        71      7.2%       241     15.7%
                                            ------              ------              ------              ------
TOTAL ASSETS                                $1,337    100.0%    $1,386    100.0%      $986    100.0%    $1,535    100.0%
                                            ======              ======              ======              ======

LIABILITIES & SHAREHOLDERS' EQUITY
  Current Liabilities
    Accounts Payable                           $35      2.6%       $25      1.8%       $28      2.8%       $22      1.5%
    Accrued Expenses                            10      0 8         48      3.5%        32      3.2%        70      4.6%
    Income Tax Payable                           0      0.0%       239     17.3%        39      3.9%         4      0.2%
                                            ------              ------              ------              ------
  Total Current Liabilities                     45      3.4%       313    22.5%         98     10.0%        96      6.3%

  Total Liabilities                             45      3.4%       313    22.5%         98     10.0%        96      6.3%

  Shareholders' Equity
    Common Stock                             2,923    218.6%     2,923    210.8%     2,923    296.3%     2,923    190.4%
    Contributed Capital                        578     43.2%       578     41.7%       578     58.6%       578     37.6%
    Accumulated Deficit                     (2,202)  -164.7%   (2,420)   -174.6%   (2,607)   -264.4%    (2,056)  -134.0%
    Unrealized Gain                              0      0.0%         0      0.0%         1      0.1%         0      0.0%
    Cash Dividends Paid                          0      0.0%         0      0.0%         0      0.0%         0      0.0%
    Treasury Stock, at cost                     (6)    -0.5%        (6)    -0.4%        (6)    -0.6%        (6)    -0.4%
                                            ------              ------              ------              ------
  Total Shareholders' Equity                 1,292     96.6%     1,074     77.5%       888     90.0%     1,439     93.7%
                                            ------              ------              ------              ------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY    $1,337    100.0%    $1,386    100.0%      $986    100.0%    $1,535    100.0%
                                            ------              ------              ------              ------

                                           ----------------------------------------
                                                   June 30,           December 31,
                                                     1997               1997
                                           ----------------------------------------
ASSETS
  Current Assets
    Cash & Cash Equivalents                      $716     35.4%      $646     31.7%
    Trade Receivables, Net                        431     21.3%       564     27.7%
    Marketable Investment Securities                0      0.0%         0      0.0%
    Inventory                                     149      7.4%       141      6.9%
    Other Current Assets                          178      8.8%       216     10.6%
                                               ------              ------
  Total Current Assets                          1,474     72.9%     1,567     77.0%

  Net Property & Equipment                        272     13.5%       288     14.1%

    Other Assets
    Deferred Tax Asset                            263     13.0%       171      8.4%
    Other                                          12      0.6%         9      0.5%
                                               ------              ------
  Total Other Assets                              275     13.6%       180      8.9%
                                               ------              ------
TOTAL ASSETS                                   $2.020    100.0%    $2,035    100.0%
                                               ======              ======

LIABILITIES & SHAREHOLDERS' EQUITY
  Current Liabilities
    Accounts Payable                              $29      1.4%       $44      2.2%
    Accrued Expenses                              168      8.3%        80      3.9%
    Income Tax Payable                             40      2.0%        21      1.0%
                                               ------              ------
  Total Current Liabilities                       237     11.7%       144      7.1%

  Total Liabilities                               237     11.7%       144      7.1%

  Shareholders' Equity
    Common Stock                                2,923    144.7%     2,923    143.6%
    Contributed Capital                           578     28.6%       578     28.4%
    Accumulated Deficit                        (1,711)   -84.7%    (1,472)   -72.3%
    Unrealized Gain                                 0      0.0%         0      0.0%
    Cash Dividends Paid                             0      0.0%      (131)    -6 5%
    Treasury Stock, at cost                        (6)    -0.3%        (6)    -0 3%
                                               ------              ------
  Total Shareholders' Equity                    1,783     88.3%     1,891     92.9%
                                               ------              ------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY       $2,020    100.0%    $2,035    100.0%
                                               ------              ------


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Howard, Lawson & Co.


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                                                                  March 18, 1998
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                                 Hydromer, Inc.
                   Historical Income Statements - AS REPORTED
                                  ($ in 000's)

                                      ----------------------------------------------------------------------------------------------
                                                                                  June 30,
                                            1993                1994                1995               1996                1997
                                      ----------------------------------------------------------------------------------------------
Revenues
  Product and Service Sales             $450    31.4%       $389    32.0%       $584    50.0%      $632    37.2%       $748    36.3%
  Royalties, Options, and Licenses       985    68.6%        826    68.0%        583    50.0%     1,066    62.8%      1,314    63.7%
                                       -----               -----               -----              -----               -----
Total Sales                            1,435   100.0%      1,215   100.0%      1,167   100.0%     1,698   100.0%      2,062   100.0%

Cost of Goods Sold                       161    11.2%        126    10.4%        184    15.8%       231    13.6%        242    11.7%
                                       -----               -----               -----              -----               -----

Gross Profit                           1,275    88.8%      1,089    89.6%        983    84.2%     1,468    86.4%      1,820    88.3%

Operating Expenses
  Selling,General & Administrative       678    47.3%        595    48.9%        748    64.1%       846    49.8%      1,042    50.5%
  Research and Development               411    28.6%        465    38.3%        575    49.3%       499    29.4%        385    18.7%
                                       -----               -----               -----              -----               -----
Total Operating Expenses               1,089    75.9%      1,060    87.2%      1,323   113.4%     1,344    79.1%      1,426    69.2%

Income from Operations                   185    12.9%         29     2.4%       (340)  -29.2%       123     7.3%        394    19.1%

Other Expense
  Interest Expense (Income)                9     0.6%        (10)   -0.8%        (31)   -2.7%       (10)   -0.6%        (14)   -0.7%
  Other Expense (Income)                   0     0.0%          0     0.0%          0     0.0%       (88)   -5.2%         95     4.6%
                                       -----               -----               -----              -----               -----
Total Other Expense                        9     0.6%        (10)   -0.8%        (31)   -2.7%       (99)   -5.8%         81     3.9%

Income Before Income Taxes               177    12.3%         39     3.2%       (309)  -26.5%       222    13.1%        313    15.2%
                                       -----               -----               -----              -----               -----

Income Taxes (Benefit)                    52     3.6%         24     2.0%       (122)  -10.5%      (167)   -9.9%        (32)   -1.5%
                                       -----               -----               -----              -----               -----

Net Income                              $125     8.7%        $15     1.2%      ($187)  -16.0%      $390    22.9%       $344    16.7%
                                       =====               =====               =====              =====               =====

EBIT                                    $185    12.9%        $29     2.4%      -$340   -29.2%      $212    12.5%       $299    14.5%
EBITDA                                  $234    16.3%        $73     6.0%      -$309    26.5%      $246    14.5%       $342    16.6%

                                      -----------------------
                                         Latest Twelve Months
                                            Ended 12/31/97
                                      -----------------------
Revenues
  Product and Service Sales                  $698    31.5%
  Royalties, Options, and Licenses          1,521    68.5%
                                            -----
Total Sales                                 2,219   100.0%

Cost of Goods Sold                            227    10.2%
                                            -----

Gross Profit                                1,992    89.8%

Operating Expenses
  Selling,General&Administrative            1,347    60.7%
  Research and Development                    189     8.5%
                                            -----
Total Operating Expenses                    1,536    69.2%

Income from Operations                        456    20.6%

Other Expense
  Interest Expense (Income)                   (26)   -1.2%
  Other Expense (Income)                       37     1.7%
                                            -----
Total Other Expense                            11     0.5%

Income Before Income Taxes                    446    20.1%
                                            -----

Income Taxes (Benefit)                         68     3.1%
                                            -----

Net Income                                   $378    17.0%
                                            =====

EBIT                                         $419    18.9%
EBITDA                                       $469    21.1%

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Howard, Lawson & Co.


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                                                                  March 18, 1998

                                  Hyromer, Inc.
                     Historical Income Statements - ADJUSTED
                                  ($ in 000's)

                                  ------------------------------------------------------------------------------------------
                                                                          June 30,
                                       1993              1994               1995               1996               1997
                                  ------------------------------------------------------------------------------------------
Revenues
Product and Service Sales          $450    31.4%      $389    32.0%      $584    50.0%      $632    37.2%      $748    36.3%
Royalties, Options, and Licenses    985    68.6%       826    68.0%       583    50.0%     1,066    62.8%     1,314    63.7%
                                  -----              -----              -----              -----              -----
Total Sales                       1,435   100.0%     1,215   100.0%     1,167   100.0%     1,698   100.0%     2,062   100.0%

Cost of Goods Sold                  161    11.2%       126    10.4%       184    15.8%       231    13.6%       242    11.7%
                                  -----              -----              -----              -----              -----
Gross Profit                      1,275    88.8%     1,089    89.6%       983    84.2%     1,468    86.4%     1,820    88.3%

Operating Expenses
Selling, General & Administrative   678    47.3%       595    48.9%       748     64.1%      846    49.8%     1,042    50.5%
Research and Development            411    28.6%       465    38.3%       575     49.3%      499    29.4%       385    18.7%
                                  -----              -----              -----              -----              -----
Total Operating Expenses          1,089    75.9%     1,060    87.2%     1,323    113.4%    1,344    79.1%     1,426    69.2%

Income from Operations              185    12.9%        29     2.4%      (340)   -29.2%      123     7.3%       394    19.1%

Other Expense
Interest Expense (Income)             9     0.6%       (10)   -0.8%      (31)     -2.7%      (10)   -0.6%       (14)   -0.7%
Other Expense (Income)                0     0.0%         0     0.0%         0      0.0%      (88)   -5.2%        95     4.6%
                                  -----              -----              -----              -----              -----
Total Other Expense                   9     0.6%       (10)   -0.8%      (31)     -2.7%      (99)   -5.8%        81     3.9%

Income Before Income Taxes          177    12.3%        39     3.2%      (309)   -26.5%      222    13.1%       313    15.2%
                                  -----              -----              -----              -----              -----

Income Taxes (Benefit)               52     3.6%        24     2.0%      (122)   -10.5%     (167)   -9.9%      (32)    -1.5%

Reported Net Income                $125     8.7%       $15     1.2%     ($187)   -16.0%     $390    22.9%      $344    16.7%
                                  -----              -----              -----              -----              -----

Adjustments [1]                     $52     3.6%       $23     1.9%        $0      0.0%     ($85)   -5.0%        $0     0.0%
                                  -----              -----              -----              -----              -----

Adjusted Net Income                $177    12.3%       $37     3.1%     ($187)   -16.0%     $305    17.9%      $344    16.7%
                                  =====              =====              =====              =====              =====

[1]  Adjustment were made to account for the classification as a Personal
     Holding Company in error.

The $85,000 litigation settlement in 1996 has been removed as non-recurring income. Income tax expense for 1993 and 1994 have been adjusted for the personal holding company taxes paid by the company in error of $22,525 in 1994 and $51,896 in 1993.

EBIT                               $185    12.9%       $29     2.4%     -$340    -29.2%     $212    12.5%      $299    14.5%
EBITDA                             $234    16.3%       $73     6.0%     -$309    -26.5%     $246    14.5%      $342    16.6%

                                  ----------------------
                                    Latest Twelve Months
                                       Ended 12/31/97
                                  ----------------------
Revenues
Product and Service Sales               $698    31.5%
Royalties, Options, and Licenses       1.521    68.5%
                                       -----
Total Sales                            2,219   100.0%

Cost of Goods Sold                       227    10.2%
                                       -----
Gross Profit                           1,992    89.8%

Operating Expenses
Selling, General & Administrative      1,347    60.7%
Research and Development                 189     8.5%
                                       -----
Total Operating Expenses               1,536    69.2%

Income from Operations                   456    20.6%

Other Expense
Interest Expense (Income)                (26)   -1.2%
Other Expense (Income)                    37     1.7%
                                       -----
Total Other Expense                       11     0.5%

Income Before Income Taxes               446    20.1%
                                       -----

Income Taxes (Benefit)                    68     3.1%

Reported Net Income                     $378    17.0%
                                       -----

Adjustments [1]                           $0     0.0%
                                       -----

Adjusted Net Income                     $378    17.0%
                                       =====


EBIT                                   $419     18.9%
EBITDA                                 $469     21.1%

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Howard, Lawson & Co.

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                                                                  March 18, 1998
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                                 Hydromer, Inc.
                          Trailing Twelve Months Income
                                  ($ in 000's)

                                               -------------------------------------------------------------------------------------
                                                 June 30,1997          6 Months Ended         6 Months Ended            Trailing
                                               Last Fiscal Year       December 31.1996       December 31,1997         Twelve Months
                                               -------------------------------------------------------------------------------------
Revenues
  Product and Service Sales                      $748     36.3%         $341     33.9%         $291     25.0%         $698     31.5%
  Royalties, Options, and Licenses              1,314     63.7%          665     66.1%          871     75.0%        1,521     68.5%
                                                -----                  -----                  -----                  -----
Total Sales                                     2,062    100.0%        1,006    100.0%        1,163    100.0%        2,219    100.0%

Cost of Goods Sold                                242     11.7%          119     11.8%          104      8.9%          227     10.2%
                                                -----                  -----                  -----                  -----

Gross Profit                                    1,820     88.3%          887     88.2%        1,058     91.1%        1,992     89.8%

Operating Expenses
  Selling, General & Administrative             1,042     50.5%          450     44.8%          756     65.0%        1,347     60.7%
  Research and Development                        385     18.7%          196     19.5%            0      0.0%          189      8.5%
                                                -----                  -----                  -----                  -----
Total Operating Expenses                        1,426     69.2%          646     64.3%          756     65.0%        1,536     69.2%

Income from Operations                            394     19.1%          240     23.9%          303     26.1%          456     20.6%

Other Expense
  Interest Expense (Income)                       (14)    -0.7%           (4)    -0.4%          (17)    -1.4%          (26)    -1.2%
  Other Expense (Income)                           95      4.6%           58      5.8%            0      0.0%           37      1.7%
                                                -----                  -----                  -----                  -----
Total Other Expense                                81      3.9%           54      5.3%          (17)    -1.4%           11      0.5%

Income Before Income Taxes                        313     15.2%          187     18.6%          320     27.5%          446     20.1%
                                                -----                  -----                  -----                  -----

Income Taxes (Benefit)                            (32)    -1.5%          (19)    -1.9%           81      6.9%           68      3.1%

                                                -----                  -----                  -----                  -----
Net Income                                       $344     16.7%         $206     20.4%         $239     20.6%         $378     17.0%
                                                =====                  =====                  =====                  =====


EBIT                                             $299     14.5%         $182     18.1%         $303     26.1%         $419     18.9%
EBITDA                                           $342     16.6%         $202     20.0%         $328     28.2%         $469     21.1%

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Howard, Lawson & Co.

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                                                                  March 18, 1998
--------------------------------------------------------------------------------

                                     Target
                                 Balance Sheet
                                  ($ in 000's)

                                                   ---------------------------------------------------------------------------------
                                                                                            December 31,
                                                    1992                   1993                 1994                 1995
                                                   ---------------------------------------------------------------------------------
ASSETS
Current Assets
  Cash & Cash Equivalents                             $54      1.7%         $75      2.8%       $466     10.5%       $568     16.4%
  Trade Receivables                                   420     13.1%         320     11.8%        548     12.3%        163      4.7%
  Inventory                                           778     24.4%         576     21.2%        575     12.9%        616     17.8%
  Other Current Assets                                 28      0.9%          52      1.9%         36      0.8%         18      0.5%
                                                   ------                ------               ------               ------
Total Current Assets                                1,279     40.1%       1,023     37.6%      1,625     36.5%      1,364     39.4%

Net Property & Equipment                            1,808     56.6%       1,609     59.1%      1,387     31.2%      1,370     39.6%
Other Assets
  Escrow                                                -      0.0%           -      0 0%          -      0.0%        313      9.0%
  Cash Surrender Value of Life Insurance                -      0.0%           -      0.0%          -      0.0%        403     11.6%
  Other Assets, Net                                   105      3.3%          89      3.3%      1,440     32.3%         14      0.4%
                                                   ------                ------               ------               ------
Total Other Assets                                    105      3.3%          89      3.3%      1,440     32.3%        729     21.1%
                                                   ------                ------               ------               ------
TOTAL ASSETS                                       $3,192    100.0%      $2.721    100.0%     $4,452    100.0%     $3.464    100.0%
                                                   ======                ======               ======               ======

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
  Current Portion of Long-Term Debt                  $682     21.4%        $900     33.1%        $29      0.7%        $33      0.9%
  Accounts Payable                                    446     14.0%         405     14.9%        229      5.1%        164      4.7%
  Accrued Liabilities & Other                         435     13.6%         367     13.5%        239      5.4%        188      5.4%
                                                                         ------               ------               ------
Total Current Liabilities                           1,564     49.0%       1,672     61.4%        497     11.2%        385     11.1%

  Long-Term Debt Less CurrentMaturities             1,114     34.9%         778     28.6%        732     16.4%        700     20.2%
                                                   ------                ------               ------               ------
Total Liabilities                                   2,678     83.9%       2,450     90.0%      1,229     27.6%      1,084     31.3%

Shareholders' Equity
  Common Stock                                     11,130    348.7%      11,130    409.0%     11,130    250.0%     11,130    321.3%
  Accumulated Deficit                             (10,582)  -331.5%     (10,826)  -397.9%     (7,875)  -176.9%     (8,719)  -251.7%
  Treasury Stock, at Cost                             (34)    -1.1%         (33)    -1.2%        (32)    -0.7%        (31)    -0.9%
                                                   ------                ------               ------               ------
Total Shareholders' Equity                            514     16.1%         271     10.0%      3,223     72.4%      2,380     68.7%

                                                   ------                ------               ------               ------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY           $3,192    100.0%      $2,721    100.0%     $4,452    100.0%     $3,464    100.0%
                                                   ------                ------               ------               ------

                                                   --------------------------------------
                                                                           September 30,
                                                     1996                      1997
                                                   --------------------------------------
ASSETS
Current Assets
  Cash & Cash Equivalents                            $321     12.8%        $23      1.1%
  Trade Receivables                                   182      7.3%        266     12.8%
  Inventory                                           514     20.4%        391     18.9%
  Other Current Assets                                 31      1.2%         18      0.9%
                                                   ------               ------
Total Current Assets                                1,048     41.7%        698     33.7%

Net Property & Equipment                            1,452     57.8%      1,364     65.9%
Other Assets
  Escrow                                                -      0.0%          -      0.0%
  Cash Surrender Value of Life Insurance                -      0.0%          -      0.0%
  Other Assets, Net                                    14      0.5%          9      0.4%
                                                   ------               ------
Total Other Assets                                     14      0.5%          9      0.4%
                                                   ------               ------
TOTAL ASSETS                                       $2,513    100.0%     $2.071    100.0%
                                                   ======               ======

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
  Current Portion of Long-Term Debt                   $37      1.5%       $694     33.5%
  Accounts Payable                                    186      7.4%        313     15.1%
  Accrued Liabilities & Other                         132      5.2%        104      5.0%
                                                   ------               ------
Total Current Liabilities                             354     14.1%      1,111     53.6%

  Long-Term Debt Less CurrentMaturities               663     26.4%          0      0.0%
                                                   ------               ------
Total Liabilities                                   1,017     40.5%      1,111     53.6%

Shareholders' Equity
  Common Stock                                     11,130    442.9%     11,130    537.4%
  Accumulated Deficit                             ((9,602)  -382.1%    (10,138)  -489.5%
  Treasury Stock, at Cost                             (31)    -1.2%        (31)    -1.5%
                                                   ------               ------
Total Shareholders' Equity                          1,496     59.5%        960     46.4%

                                                   ------               ------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY           $2,513    100.0%     $2,071    100.0%
                                                   ------               ------

--------------------------------------------------------------------------------
Howard, Lawson & Co.

                                                                  March 18, 1998
--------------------------------------------------------------------------------

                                     Target
                                Income Statement
                                  ($ in 000's)


                                    ------------------------------------------------------------------------------------------------
                                                                            December 31,
                                       1992                1993                1994                1995                1996
                                    ------------------------------------------------------------------------------------------------
Total Sales                           3,993    100.0%     3,794    100.0%     3,574    100.0%     3,268    100.0%     2,649   100.0%

Cost of Goods Sold                    3,255     81.5%     2,916     76.9%     2,909     81.4%     2,778     85.0%     2,239    84.5%
                                    -------             -------             -------             -------             -------
Gross Profit                            738     18.5%       877     23.1%       664     18.6%       490     15.0%       410    15.5%

Operating Expenses
 Selling, General & Administrative    2,336     58.5%     1,601     42.2%     1,452     40.6%     1,332     40.8%     1.223    46.2%
                                                        -------             -------             -------             -------
Income from Operations               (1,597)   -40.0%      (723)   -19.1%      (788)   -22.0%      (842)   -25.8%      (813)  -30.7%

Other Expense (Income)
 Interest Expense, Net                  225      5.6%       205      5.4%        99      2.8%        30      0.9%        72     2.7%
 Sale of Assets                        --        0.0%      --        0.0%    (3,329)   -93.1%      --        0.0%      --       0.0%
 Other, Net                            (194)    -4.9%      (684)   -18.0%      (454)   -12.7%       (29)    -0.9%        (1)    0.0%
                                    -------             -------             -------             -------             -------
Total Other Expense                      31      0.8%      (479)   -12.6%    (3,684)  -103.1%         2      0.0%        71     2.7%

Income Before Income Taxes           (1,628)   -40.8%      (244)    -6.4%     2,897     81.0%      (844)   -25.8%      (884)  -33.4%
                                    -------             -------             -------             -------             -------

Income Taxes                           --        0.0%      --        0.0%        60      1.7%      --        0.0%      --       0.0%

Extraordinary Item                      (65)    -1.6%      --        0.0%       114      3.2%      --        0.0%      --       0.0%

                                    -------             -------             -------             -------             -------
Net Income                          ($1,693)   -42.4%     ($244)    -6.4%    $2,951     82.6%     ($844)   -25.8%     ($884)  -33.4%
                                    =======             =======             =======             =======             =======

EBIT                                 (1,403)   -35.1%       (39)    -1.0%     2,995     83.8%      (813)   -24.9%      (812)  -30.6%
EBITDA                               (1,102)   -27.6%       176      4.6%     3,120     87.3%      (698)   -21.4%      (721)  -27.2%
                                    ------------------------------------------------------------------------------------------------

                                    ----------------------
                                    Trailing Twelve Months
                                       September 30, 1997
                                    ----------------------
Total Sales                              1,866     100.0%

Cost of Goods Sold                       1,427      76.5%
                                       -------
Gross Profit                               439      23.5%

Operating Expenses
 Selling, General & Administrative         957      51.3%
                                       -------
Income from Operations                    (518)    -27.8%

Other Expense (Income)
 Interest Expense, Net                      64       3.5%
 Sale of Assets                           --         0.0%
 Other, Net                                 (7)     -0.4%
                                       -------
Total Other Expense                         57       3.1%

Income Before Income Taxes                (576)    -30 9%
                                       -------

Income Taxes                              --         0.0%

Extraordinary Item                        --         0.0%

                                       -------
Net Income                               ($576)    -30.9%
                                       =======

EBIT                                      (511)    -27.4%
EBITDA                                    (418)    -22.4%
                                    ----------------------


--------------------------------------------------------------------------------
Howard, Lawson & Co.

                                                                  March 18, 1998
--------------------------------------------------------------------------------

                                     Target
                          Trailing Twelve Months Income
                                  ($ in 000's)

                                      ----------------------------------------------------------------------------------------------
                                        December 31. 1996       9 Months Ended          9 Months Ended
                                        Last Fiscal Year       September 30, 1996      Sentember 30,1997      Trailing Twelve Months
                                      ----------------------------------------------------------------------------------------------
Total Sales                           2,649         100.0%    2,011         100.0%    1,228         100.0%    1,866         100.0%

Cost of Goods Sold                    2,239          84.5%    1,887          93.9%    1,075          87.6%    1,427          76.5%
                                      -----                   -----                   -----                   -----

Gross Profit                            410          15.5%      123           6.1%      152          12.4%      439          23.5%

Operating Expenses
 Selling, General & Administrative    1,223          46.2%      916          45.6%      650          53.0%      957          51.3%
                                      -----                   -----                   -----                   -----


Income from Operations                 (813)        -30.7%     (793)        -39.4%     (498)        -40.6%     (518)        -27.8%

Other Expense (Income)
 Interest Expense, Net                   72           2.7%       63           3.1%       55           4.5%       64           3.5%
 Sale of Assets                        --             0.0%     --             0.0%     --             0.0%     --             0.0%
 Other, Net                              (1)          0.0%     (121)         -0.6%      (17)         -1.4%       (7)         -0.4%
                                      -----                   -----                   -----                   -----


Total Other Expense                      71           2.7%       51           2.6%       38           3.1%       57           3.1%

Income Before Income Taxes             (884)        -33.4%     (844)         42.0%     (536)         43.7%     (576)        -30.9%
                                      -----                   -----                   -----                   -----

Income Taxes                           --             0.0%     --             0.0%     --             0.0%     --             0.0%

Extraordinary Item                     --             0.0%     --             0.0%     --             0.0%     --             0.0%

                                      -----                   -----                   -----                   -----
Net Income                            ($884)        -33.4%    ($844)         42.0%    ($536)         43.7%    ($576)        -30.9%
                                      =====                   =====                   =====                   =====

EBIT                                  -$812         -30.6%    -$781         -38.8%    -$481         -39.2%    -$511         -27.4%
EBITDA                                -$721         -27.2%    -$719         -35.8%    -$416         -33.9%    -$418         -22.4%


--------------------------------------------------------------------------------
Howard, Lawson & Co.

                                                                  March 18, 1998
--------------------------------------------------------------------------------


                              Analysis of Hydromer
                           Guideline Public Companies

We have selected 7 public companies that are similar to Hydromer in lines of business, growth rates, financial condition, or size. The following pages include the following:

o    a description of each guideline company;

o a comparison of the public market multiples of guideline companies to Hydromer and a summary of financial performance for the guideline company group;

o rankings of the guideline companies and Hydromer with respect to size, growth and profitability; and,

o detailed historical financial information for each guideline company and Hydromer.


--------------------------------------------------------------------------------
Howard, Lawson & Co.

                                                                  March 18, 1998
--------------------------------------------------------------------------------


Hydromer Guideline Public Companies

Advanced Materials Group, Inc. (Nasdaq: ADMG) - Manufactures and fabricates specialty foams, foils, films and pressure-sensitive adhesive components for customers in the computer, medical, automotive and aerospace industries.

Balchem Corp. (AMS: BCP) - Manufactures and sells specialty chemicals for use in foods, oil, resins, sterilization, water treatment, fumigation and synthesis.

Biopool International,  Inc. (Nasdaq: BIPL) - Develops, manufactures and markets
test  kits  to  diagnose  and  assess   bleeding  and  clotting   disorders  and
cardiovascular risk factors and products used to screen for antibodies.

Chemfab Corp. (NYSE: CFA) - Designs, manufactures and fabricates flexible fiber-reinforced fluoropolymer composite materials; and produces and sells specialty fluoropolymer films and silicon-based products. Customers include the electrical, environmental, food processing, architectural, aerospace, communications and protective clothing industries.

PolyMedica Corporation (ASE: PM) - Provides targeted medical products and services with a focus in diabetes supplies and consumer healthcare markets.

Polymer Research Corp. of America (Nasdaq: PROA) - Researches and develops polymer chemistry on a contract basis, for chemical grafting. Also makes and sells products developed from research activities and textile printing inks.

United Guardian (ASE: UG) - Manufactures and distributes pharmaceuticals, medical devices, health care products, bases for cosmetic products and specialty chemical products; and distributes a line of fine organic chemicals, research chemicals, solutions, indicators, dyes, stains and reagents.


--------------------------------------------------------------------------------
Howard, Lawson & Co.

                                                                  March 18, 1998
--------------------------------------------------------------------------------


                               Analysis of Target
                           Guideline Public Companies

We have selected 8 public companies that are similar to Target in lines of business, growth rates, financial condition, or size. The following pages include the following:

o    a description of each guideline company;

o a comparison of the public market multiples of guideline companies to Target and a summary of financial performance for the guideline company group;

o rankings of the guideline companies and Target with respect to size, growth and profitability; and,

o detailed historical financial information for each guideline company and Target.


--------------------------------------------------------------------------------
Howard, Lawson & Co.

                                                                  March 18, 1998
--------------------------------------------------------------------------------


                        Target Guideline Public Companies

Electro-Catheter Corp. (Nasdaq: ECTH) - Develops, manufactures and markets catheters and related devices for treatment of illnesses of the heart and the circulatory system. Entered into a letter of intent with Cardiac Control Systems, Inc. to effect a merger, and on January 20, l998 the parties entered into a plan of reorganization.

LifeQuest Medical Inc. (Nasdaq: LQMD) - Designs, develops, manufactures and distributes disposable and reusable surgical devices for use in minimally invasive surgery.

Luther Medical Inc. (Nasdaq: LUTH) - Designs, develops, manufactures, sells and licenses needle catheter placement systems for use when soft, flexible catheters must be inserted for intravenous therapy.

MedAmicus, Inc. (Nasdaq: MEDM) - Designs, develops, manufactures and markets a system for measuring and monitoring physiological pressures in the human body; and manufactures and markets vascular access products; and engages in contract manufacturing activities.

Nitinol Medical Technologies Inc. (Nasdaq: NMTI) - Designs, develops and markets innovative medical devices which utilize advanced technologies and are delivered by minimally invasive procedures.

Rochester Medical Technologies (Nasdaq: ROCM) - Develops, manufactures and markets innovative products for urinary dysfunction management and urine drainage management.

Trimedyne Inc. (Nasdaq: TMED) - Researches, develops, manufactures and markets fiber-optic laser catheters, fiber-optic endoscopes, lasers for scientific, medical and other uses and plastic optical fibers for industrial and medical purposes.

Valley Forge Scientific Corp (Nasdaq: VLFG) - Develops and manufactures medical devices and products for hospitals and healthcare companies, based on patented technology.


--------------------------------------------------------------------------------
Howard, Lawson & Co.

                                                                  March 18, 1998
--------------------------------------------------------------------------------


                                   Analysis of
                             Guideline Acquisitions

We searched for acquisitions of companies that were similar to Target. The following pages detail the financial characteristics of each acquisition and summarizes the high, low, mean, and median financial ratios resulting from the searches.



--------------------------------------------------------------------------------
Howard, Lawson & Co.

                                                                                                                 Over
                                                                                                                 4 Weeks
[GRAPHIC OMITTED]                               Value of                  Value/                    Value/       Prior to
                                     action   Transaction    Value/       Cash         EBIT         Net         Announce-
               Company                 Date      ($000s)       Sales       Flow        Multiple     Income       ment Date
               -------                 ----      -------       -----       ----        --------     ------       ---------

-----------------------------------------------------------------------------------------------------------------------------------
1   Biosys                            7/20/97   $  11,000        1.1x       0.6x          0.6x         na              na
------------------------------------------------------------------------------------------------------------------------------------
2   Ideas for Medicine Inc.            3/5/97      11,300        1.8x      22.2x         32.0x       31.8x             na
-----------------------------------------------------------------------------------------------------------------------------------
3   ChemGenics Pharmaceuticals        2/11/97       4,000        1.1x        na             na         na              na
-----------------------------------------------------------------------------------------------------------------------------------
4   Cardiometrics                     7/24/97      56,800        4.2x       2.4x            na         na            47.1%
------------------------------------------------------------------------------------------------------------------------------------
5   Coromed Inc.                     12/29/97      15,000        1.7x        na             na         na              na
------------------------------------------------------------------------------------------------------------------------------------
6   Contour Medical (Retirement)      2/13/97       9,800        1.1x      14.0x         17.5x       33.4x           -2.4%
------------------------------------------------------------------------------------------------------------------------------------
7   Luxar Corporation                 3/12/97      94,400        3.4x        na             na        21.0x            na
------------------------------------------------------------------------------------------------------------------------------------
8   Clark Laboratories Inc.           2/24/97       5,600        0.7x        na             na         na              na
------------------------------------------------------------------------------------------------------------------------------------
9   International Technidyne Corp.     5/2/97      69,600        2.0x        na             na        14.9x            na
------------------------------------------------------------------------------------------------------------------------------------
10  Survivair Inc.                     6/3/97      27,400        0.9x        na             na         na              na
------------------------------------------------------------------------------------------------------------------------------------
11  Imagyn Medical Inc.               9/30/97      57,100        6.1x        na          56.7x         na           -12.2%
------------------------------------------------------------------------------------------------------------------------------------
12  Alanex Corp.                      5/23/97      61,500        7.1x      23.0x         30.6x       40.3x             na
------------------------------------------------------------------------------------------------------------------------------------
13  Imex Medical Systems Inc.         9/10/97       9,300        0.9x      19.8x            na        nmf             2.8%
------------------------------------------------------------------------------------------------------------------------------------
14  Nutrition 21 LP                   8/12/97      11,200        0.7x       1.9x          1.9x        1.9x             na
------------------------------------------------------------------------------------------------------------------------------------
15  Flents Product Co.                 8/6/97       3,500        0.6x        na             na         na              na
------------------------------------------------------------------------------------------------------------------------------------
16  Allergan Ligand Retinoid         11/24/97      71,400          na        na             na         na             7.8%
------------------------------------------------------------------------------------------------------------------------------------
17  Medwave Inc.                      9/26/97         400        2.9x        na             na         na              na
------------------------------------------------------------------------------------------------------------------------------------
18  Biomagnetic Technologies Inc.     10/2/97      31,300        7.1x        na             na         na              na
------------------------------------------------------------------------------------------------------------------------------------
19  MPL Technologies Inc.            11/11/97       5,400        0.8x        na             na         na              na
------------------------------------------------------------------------------------------------------------------------------------
20  Brimfeld Precision               12/15/97       9,200        0.9x       6.3x          9.9x       11.2x             na
------------------------------------------------------------------------------------------------------------------------------------
21  Quest Medical Inc.                1/30/98      24,500        1.7x        na             na         na              na
------------------------------------------------------------------------------------------------------------------------------------

# of Data Points                                       21           20         8             7           7               5%
Low                                                               0.6x       0.6x          0.6x        1.9x           47.1%
High                                                              7.1x      23.0x         56.7x       40.3x           47.1%
Mean                                                              2.3x      11.3x         21.3x       22.1x           47.1%
------------------------------------------------------------------------------------------------------------------------------------
Median                                                            1.4x      10.1x         17.5x       21.0x            2.8%
------------------------------------------------------------------------------------------------------------------------------------

Source: Securities Data Company, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Howard, Lawson & Co.